2Q 2018 SUPPLEMENTAL FINANCIAL INFORMATION May 8, 2018 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements The information set forth herein contains Forward-Looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information included herein that is not historical fact is subject to a number of risks and uncertainties, depending upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), and actual results realized by the Company could differ materially from the forward-looking information included herein. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. The Company recommends that existing and prospective investors review the information set forth in its Annual Report on Form 10-K for the year ended September 30, 2017 (filed December 14, 2017) and the Quarterly Report on Form 10-Q filed contemporaneously herewith. Our fiscal year ends on September 30 and unless otherwise indicated or the context otherwise requires, all references to a quarter or year refer to the applicable fiscal quarter or year.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Consolidated Balance Sheets 4 Pro Rata Operating Results 5 Pro Rata Balance Sheets 6 Portfolio Data by State 7 Same Store Comparison ( First Quarter) 8 Same Store Comparison (Fiscal YTD) 9 Multi -Family Acquisitions and Dispositions 10 Debt Analysis 11 Non -GAAP Financial Measures, Definitions, and 12-13 Reconciliations Portfolio Table 14

BRT APARTMENTS

Financial Highlights

	March 31,		As of September 30,		
	2018	2017	2017	2016	2015
Market Information					
Market capitalization	$ 167,799,412	$ 116,677,054	$ 150,320,535	$ 111,190,680	$ 99,976,487
Shares outstanding	14,280,801	14,040,560	14,022,438	13,898,835	14,101,056
Closing share price	$ 11.75	$ 8.31	$ 10.72	$ 8.00	$ 7.09
Quarterly dividend declared per share	$ 0.20	$ -	$ -	$ -	$ -
Portfolio					
Multi-family properties owned	34	32	33	33	28
Units (1)	9,632	8,805	9,568	9,420	8,300
Average occupancy (2)	92.8 %	93.3 %	93.8 %	92.8 %	94.5 %
Average monthly rental revenue per occupied unit (2)	$977	$906	$933	$852	$810

	Quarter ended March 31,		Six Months ended March 31,	
	2018 (Unaudited)	2017 (Unaudited)	2018 (Unaudited)	2017 (Unaudited)
Per Share Data				
Earnings per share (basic)	$ 1.77	$ (0.30)	$ 2.23	$ 0.83
Earnings per share (diluted)	$ 1.75	$ (0.30)	$ 2.20	$ 0.83
FFO per share of common stock (diluted) (3)	$ 0.37	$ 0.12	$ 0.58	$ 0.26
AFFO per share of common stock (diluted) (3)	$ 0.26	$ 0.16	$ 0.53	$ 0.37

(1) Includes units at properties engaged in lease-up and proerties under development.

(2) Average includes stabilized properties and, for the quarters ended March 31, 2017 and 2018, excludes Retreat at Cinco Ranch due to damage suffered from Hurricane Harvey.

(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 13.

1

Operating Results (Unaudited) (dollars in thousands, except per share amounts) Quarter ended March 31, Six Months ended March 31, 2018 2017 2018 2017 Revenues Rental and other revenue from real estate properties $ 29,476 $ 24,702 $ 57,638 $ 49,731 Other income 175 181 362 792 Total revenues 29,651 24,883 58,000 50,523 Expenses Real estate operating expenses 14,198 11,909 27,545 24,355 Interest expense 8,657 6,402 16,637 13,089 General and administrative 2,453 2,390 4,756 4,987 Depreciation 9,240 7,772 17,888 14,069 Total expenses 34,548 28,473 66,826 56,500 Total revenues less total expenses (4,897) (3,590) (8,826) (5,977) Equity in loss of unconsolidated joint ventures (63) - (88) - Gain on sale of real estate 51,981 - 64,500 35,838 Gain on insurance recovery 3,227 3,227 - Loss on extinguishment of debt (593) - (850) (799) Income (loss) from continuing operations 49,655 (3,590) 57,963 29,062 Income tax (benefit) provision (253) 1,108 (147) 1,458 Income (loss) from continuing operations, net of taxes 49,908 (4,698) 58,110 27,604 Net (income) loss attributable to non-controlling interests (24,686) 469 (26,537) (16,063) Net income (loss) attributable to common stockholders$ 25,222 $ (4,229) $ 31,573 $ 11,541 Per share amounts attributable to common stockholders: Basic $ 1.77 $ (0.30) $ 2.23 $ 0.83 Diluted $ 1.75 $ (0.30) $ 2.20 $ 0.83 Weighted average number of shares of common stock outstanding: Basic 14,242,076 14,018,099 14,131,050 13,957,706 Diluted 14,442,076 14,018,099 14,331,050 13,957,706 2

Funds From Operations (Unaudited) (dollars in thousands, except per share amounts) Quarter Ended March 31, Six Months ended March, 31 2018 2017 2018 2017 GAAP Net income (loss) attributable to common stockholders$ 25,222 $ (4,229) $ 31,573 $ 11,541 Add: depreciation of properties 9,240 7,772 17,888 14,069 Add: our share of depreciation in unconsoliated joint ventures 447 130 816 213 Deduct: gain on sales of real estate and partnership interests (51,981) - (64,500) (35,838) Adjustment for non-controlling interest 22,406 (1,923) 22,596 13,651 Funds from operations (FFO) attributable to 5,334 1,750 8,373 3,636 common stockholders Adjust for straight line rent accruals (10) (14) (20) (36) Add: loss on extinguishment of debt 593 - 850 799 Add: amortization of restricted stock and RSU expense 297 386 612 710 Add: amortization of deferred mortgage costs 373 224 732 525 Deduct: gain on insurance recovery (3,227) - (3,227) - Adjustment for non-controlling interest 434 (44) 307 (469) Adjusted funds from operations (AFFO) $ 3,794 $ 2,302 $ 7,627 $ 5,165 attributable to common stockholders Per share data GAAP Net income (loss) attributable to common stockholders$ 1.75 $ (0.30) $ 2.21 $ 0.83 Add: depreciation of properties 0.64 0.55 1.23 1.01 Add: our share of depreciation in unconsoliated joint ventures 0.03 0.01 0.06 0.02 Deduct: gain on sales of real estate and partnership interests (3.60) - (4.50) (2.58) Adjustment for non-controlling interest 1.55 (0.14) 1.58 0.98 Funds from operations (FFO) attributable to 0.37 0.12 0.58 0.26 common stockholders Adjust for straight line rent accruals - - - - Add: loss on extinguishment of debt 0.04 - 0.06 0.06 Add: amortization of restricted stock and RSU expense 0.01 0.03 0.04 0.05 Add: amortization of deferred mortgage costs 0.03 0.02 0.05 0.04 Deduct: gain on insurance recovery (0.22) (0.22) Adjustment for non-controlling interest 0.03 (0.01) 0.02 (0.04) Adjusted funds from operations (AFFO) $ 0.26 $ 0.16 $ 0.53 $ 0.37 attributable to common stockholders 3

Consolidated Balance Sheets (dollars in thousands) At March 31, At September 30, 2018 (Unaudited) 2017 2016 2015 Assets Real estate properties, net of accumulated depreciation$ 993,250 $ 902,281 $ 759,576 $ 591,727 Real estate loan 5,200 5,500 19,500 - Cash and cash equivalents 30,974 12,383 27,399 15,556 Restricted cash 7,702 6,151 7,383 6,518 Deposits and escrows 23,655 27,839 18,972 12,782 Investments in unconsolidated joint ventures 20,845 21,415 298 - Other assets 7,005 9,359 7,775 6,882 Assets of discontinued operations - - - 163,545 Real estate properties held for sale - 8,969 33,996 23,859 Total Assets $ 1,088,631 $ 993,897 $ 874,899 $ 820,869 Liabilities and equity Liabilities Mortgages payable, net of deferred costs$ 743,225 $ 697,826 $ 588,457 $ 451,159 Junior subordinated notes, net of deferred costs 37,028 37,018 36,998 36,978 Accounts payable and accrued liabilities 17,002 22,348 20,716 14,780 Liabilities of discontinued operations - - - 138,530 Mortgage payable held for sale - - 27,052 19,248 Total liabilities 797,255 757,192 673,223 660,695 Equity Common Stock, $.01 par value, 300,000 shares authorized; 13,575 and 13,333 outstanding 136 133 - - Shares of beneficial interest, $3 per value - - 39,696 40,285 Additional paid in capital 203,838 201,910 161,321 161,842 Accumulated other comprehensive income (loss) 2,132 1,000 (1,602) (58) Accumulated deficit (10,967) (37,047) (48,125) (79,414) Total BRT Apartments Corp. stockholders' equity 195,139 165,996 151,290 122,655 Non-controlling interests 96,237 70,709 50,386 37,519 Total Equity 291,376 236,705 201,676 160,174 Total Liabilities and Equity $ 1,088,631 $ 993,897 $ 874,899 $ 820,869 4

BRT APARTMENTS

Pro Rata Operating Results (Unaudited)

(dollars in thousands)

	Three Months ended March 31, 2018		
	Consolidated Amount	Noncontrolling Interest	BRT Proportionate Amount (1)
Revenues			
Rental and other revenue from real estate properties	$ 29,476	$ 7,927	$ 21,549
Other income	175	-	175
Total revenues	29,651	7,927	21,724
Expenses			
Real estate operating expenses	14,198	3,868	10,330
Interest expense	8,657	2,298	6,359
General and administrative	2,453	-	2,453
Depreciation	9,240	2,731	6,509
Total expenses	34,548	8,897	25,651
Total revenues less total expenses	(4,897)	(970)	(3,927)
Equity in loss of unconsolidated joint ventures	(63)	-	(63)
Gain on sale of real estate	51,981	25,141	26,840
Gain on insurance recovery	3,227	807	2,420
Loss on extinguishment of debt	(593)	(292)	(301)
Income from continuing operations	49,655	24,686	24,969
Income Tax (Benefit) Provision	(253)	-	(253)
Net income	$ 49,908	$ 24,686	$ 25,222

	Six Months ended March 31, 2018		
	Consolidated Amount	Noncontrolling Interest	BRT Proportionate Amount (1)
Revenues			
Rental and other revenue from real estate properties	$ 57,638	$ 14,868	$ 42,770
Other income	362	-	362
Total revenues	58,000	14,868	43,132
Expenses			
Real estate operating expenses	27,545	7,178	20,367
Interest expense	16,637	4,232	12,405
General and administrative	4,756	-	4,756
Depreciation	17,888	5,029	12,859
Total expenses	66,826	16,439	50,387
Total revenues less total expenses	(8,826)	(1,571)	(7,255)
Equity in loss of unconsolidated joint ventures	(88)	-	(88)
Gain on sale of real estate	64,500	27,645	36,855
Gain on insurance recovery	3,227	807	2,420
Loss on extinguishment of debt	(850)	(344)	(506)
Income from continuing operations	57,963	26,537	31,426
Income tax (benefit) provision	(147)	-	(147)
Net income	$ 58,110	$ 26,537	$ 31,573

(1) This column reflects BRT's share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner's percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distributions of cash and profits to BRT (as opposed to BRT's joint venture partner) will be less than that implied by BRT's percentage equity interest in the property.

5

Pro Rata Consolidated Balance Sheets (Unaudited) (dollars in thousands) At March 31, 2018 BRT Consolidated Noncontrolling Proportionate Amount Interest Amount (1) Assets Real estate properties, net of accumulated depreciation$ 993,250 $ 304,235 $ 689,015 Real estate loan 5,200 - 5,200 Cash and cash equivalents 30,974 4,166 26,808 Restricted cash 7,702 - 7,702 Deposits and escrows 23,655 10,187 13,468 Investments in unconsolidated joint ventures 20,845 - 20,845 Other assets 7,005 1,888 5,117 Total Assets $ 1,088,631 $ 320,476 $ 768,155 Liabilities and equity Liabilities Mortgages payable, net of deferred costs$ 743,225 $ 220,210 $ 523,015 Junior subordinated notes, net of deferred costs 37,028 - 37,028 Accounts payable and accrued liabilities 17,002 4,029 12,973 Total liabilities 797,255 224,239 573,016 Equity Common Stock, $.01 par value, 300,000 shares authorized; 13,575 and 13,333 outstanding 136 - 136 Additional paid in capital 203,838 - 203,838 Accumulated other comprehensive income (loss) 2,132 - 2,132 Accumulated deficit (10,967) - (10,967) Non-controlling interest 96,237 96,237 - Total equity 291,376 96,237 195,139 Total Liabilities and Equity $ 1,088,631 $ 320,476 $ 768,155 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. 6

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

Quarter Ended March 31, 2018

	Units (1)	Revenues	Expenses	NOI (2)	% of NOI Contribution	Average Occupancy (3)	Weighted Average Monthly Rent per Occupied Unit (3)
Texas	2,815	$ 8,825	$ 4,745	$ 4,080	27%	92.1%	$ 990
Georgia	1,545	3,847 (4)	1,525 (4)	2,321	15%	92.9%	903
Florida	1,040	3,288 (5)	1,404 (5)	1,884	12%	92.8%	1,240
Mississippi	776	2,112	825	1,287	8%	96.4%	871
Missouri	775	2,607	1,260	1,347	9%	91.3%	995
South Carolina	683	2,151	1,190	961	6%	91.8%	971
Alabama	412	1,008	469	539	4%	95.4%	737
Indiana	400	887	516	371	2%	94.3%	663
Tennessee	300	1,060	370	690	5%	99.0%	1,121
Ohio	264	683	304	380	2%	95.6%	832
Virginia	220	963	281	682	4%	96.4%	1,307
Other	-	378	146	232	2%	N/A	N/A
Totals	**9,230**	**$ 27,809**	**$ 13,034**	**$ 14,775**	**96%**	**93.4%**	**$ 973**
Sold Properties	1,160	1,667	1,164	503	4%	86.8%	1,200
Totals		**$ 29,476**	**$ 14,198**	**$ 15,278**	**100%**	**92.8%**	**$ 977**

(1) Excludes 402 units under development in West Nashville, TN.

(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 12 and the definition at page 13.

(3) Excludes properties that are not stabilized and Retreat at Cinco Ranch.

(4) Includes $955 and $443 in revenues and expenses, respectively, relating to a property purchased during the three months ended March 31, 2018.

(5) Includes $1,777 and $720 in revenues and expenses, respectively, relating to a property purchased during the three months ended March 31, 2018.

7

BRT APARTMENTS

Same Store Comparisons Quarter Ended March 31, 2018 and 2017

(dollars in thousands, except monthly rent amounts)

Quarter ended March 31, 2018		Revenues			Property Operating Expenses			NOI (2)		
	Units	Q2 2018	Q2 2017	Growth	Q2 2018	Q2 2017	Growth	Q2 2018	Q2 2017	Growth
Texas (1)	1,918	$ 5,741	$ 5,488	4.6%	$ 3,195	$ 3,106	2.8%	$ 2,546	$ 2,382	6.9%
Florida	276	782	775	0.8%	348	283	23.1%	433	492	(12.0%)
Alabama	208	483	462	4.5%	225	217	3.6%	258	245	5.2%
Georgia	959	2,891	2,745	5.3%	1,083	1,273	(14.9%)	1,809	1,472	22.9%
Missouri	420	1,098	1,060	3.6%	535	504	6.1%	563	555	1.3%
South Carolina	412	1,263	1,313	(3.8%)	707	649	8.9%	556	663	(16.2%)
Indiana	400	887	836	6.1%	516	493	4.6%	371	343	8.3%
Mississippi	776	2,112	2,040	3.5%	825	808	2.1%	1,286	1,233	4.3%
Tennessee	300	1,060	994	6.6%	370	399	(7.4%)	690	595	16.0%
Virginia	220	963	869	10.8%	281	255	10.2%	682	614	11.1%
Ohio	264	683	672	1.7%	304	252	20.6%	380	420	(9.5%)
Totals	**6,153**	**$ 17,963**	**$ 17,254**	**4.1%**	**$ 8,389**	**$ 8,240**	**1.8%**	**$ 9,574**	**$ 9,014**	**6.2%**

Quarter ended March 31, 2018	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	Q2 2018	Q2 2017	Growth	Q2 2018	Q2 2017	Growth
Texas (1)	94.3%	91.6%	3.0%	$ 931	$ 921	1.1%
Florida	87.4%	86.3%	1.3%	978	977	0.1%
Alabama	95.4%	95.4%	0.0%	720	686	5.0%
Georgia	93.2%	93.6%	(0.5%)	967	918	5.3%
Missouri	94.7%	91.1%	4.0%	770	755	2.1%
South Carolina	91.8%	95.0%	(3.4%)	971	993	(2.2%)
Indiana	94.3%	91.7%	2.8%	663	635	4.4%
Mississippi	96.4%	95.1%	1.4%	871	852	2.2%
Tennessee	99.0%	97.6%	1.4%	1,121	1,072	4.5%
Virginia	96.4%	94.1%	2.4%	1,307	1,253	4.3%
Ohio	95.6%	97.4%	(1.8%)	832	796	4.5%
Totals	**93.8%**	**93.2%**	**0.6%**	**$ 917**	**$ 896**	**2.3%**

(1) Excludes Retreat at Cinco Ranch in Katy, TX that suffered significant damage as a result of Hurricane Harvey.

(2) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy, increases in real estate taxes, and/or increases in insurance.

See definition of Same Store on page 13

8

BRT APARTMENTS

Same Store Comparisons
Six Months ended March 31,
2018 and 2017

(dollars in thousands, except monthly rent amounts)

2018 YTD Results		Revenues			Property Operating Expenses			NOI (1)		
	Units	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
Texas	1,918	$ 11,347	$ 10,812 (2)	4.9%	$ 6,482	$ 6,145	5.5%	$ 4,865	$ 4,667	4.2%
Florida	234	1,573	1,606	(2.1%)	691	730	(5.3%)	882	877	0.6%
Georgia	959	5,787	5,474	5.7%	2,327	2,590	(10.1%)	3,460	2,884	20.0%
Mississippi	776	4,236	4,100	3.3%	1,549	1,603	(3.4%)	2,687	2,497	7.6%
Missouri	420	2,189	2,065	6.0%	1,175	907	29.6%	1,014	1,158	(12.4%)
South Carolina	412	2,535	2,610	(2,9%)	1,414	1,347	5,0%	1,121	1,262	(11,2%)
Indiana	400	1,800	1,643	9.5%	1,056	981	7.7%	744	663	12.2%
Tennessee	300	2,107	2,008	4.9%	776	784	(1.0%)	1,332	1,223	8.9%
Ohio	264	1,376	1,309	5.1%	604	559	8.0%	772	750	3.0%
Alabama	208	978	936	4.5%	439	405	8.3%	539	530	1.6%
Totals	**5,891**	**$ 33,929**	**$ 32,563**	**4.2%**	**$ 16,513**	**$ 16,051**	**2.9%**	**$ 17,416**	**$ 16,512**	**5.5%**

2018 YTD Results	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2018	2017	Growth	2018	2017	Growth
Florida	88.4%	89.0%	(0.7%)	$ 985	$ 990	(0.4%)
Texas	93.9%	91.0%	3.3%	931	915	1.7%
Alabama	95.9%	96.2%	(0.3%)	722	685	5.4%
Missouri	94.1%	90.8%	3.6%	771	789	(2.4%)
Mississippi	96.6%	96.1%	0.4%	874	853	2.4%
Indiana	95.3%	89.7%	6.2%	676	641	5.5%
Tennessee	98.9%	97.7%	1.2%	1,115	1,075	3.7%
Ohio	96.9%	96.8%	0.1%	826	782	5.6%
Georgia	93.8%	93.8%	(0.0%)	958	916	4.6%
South Carolina	91.6%	94.5%	(3.1%)	989	998	(0.9%)
Totals	**93.1%**	**94.0%**	**(0.9%)**	**$ 903**	**$ 883**	**2.3%**

(1) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy, and/or increases in taxes.

(2) Includes $156 of expenses relating to casualty loss from Hurricane Harvey

9

BRT APARTMENTS

Multi-Family Acquisitions and Dispositions
Quarter Ended
March 31, 2018
(dollars in thousands)

Acquisitions

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Ocoee, FL	2/7/2018	522	$ 71,347	$ 53,060	$ 12,370	50%	$ 1,047
Lawrenceville, GA	2/15/2018	586	77,229	54,447	15,179	50%	767
		1,108	$ 148,576	$ 107,507	$ 27,549		$ 1,814

Acquisitions Subsequent to March 31, 2018

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Daytona Beach, FL	4/30/2018	208	$ 20,500	$ 13,608	$ 6,900	80%	$ 383

Dispositions

Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT Portion of Gain on Sale (1)	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Palm Beach Gardens, FL	2/5/2018	542	$ 97,200	$ 41,830	$ 21,237	$ 593	$ 304
Valley, AL	2/23/2018	618	$ 51,000	$ 9,712	$ 5,165	$ -	$ -
		1,160	$ 148,200	$ 51,542	$ 26,402	$ 593	$ 304

(1) BRT's share of the gain equals the property gain of $51,542 less the non-controlling interest of $20,593 for Palm Beach Gardens, FL and $4,547 for Valley, AL.

10

Debt Analysis
As of March 31, 2018
(in thousands, except property data amounts)

Mortgage Debt

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2018	$ 31,642	$ 2,642	$ 29,000	4%	4.30%
2019	5,821	5,821	-	-	-
2020	62,172	6,803	55,369	8%	3.53%
2021	22,386	8,384	14,002	2%	4.29%
2022	40,593	8,521	32,072	5%	4.40%
Thereafter	587,160	43,868	543,292	81%	4.13%
Total	$ 749,774	$ 76,039	$ 673,735	100%	

Weighted Average Remaining Term to Maturity	7.4 years
Weighted Average Interest Rate	4.10%
Debt Service Coverage Ratio (2)	1.37

(1) Based on balloon payments at maturity.
(2) See definition of Debt Service Coverage Ratio on page 13.

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e,* 3.77% at 3/31/2018)
Maturity	April 30, 2036

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NON -GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) We define NOI as total property revenues less total property operating expenses. Property operating expenses exclude, among other things, depreciation and interest expense on the related property. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: Three Months ended March 31, 2018 2017 (Unaudited) (Unaudited) GAAP Net income attributable to common stockholders$ 25,222 $ (4,229) Less: Other Income (175) (181) Add: Interest expense 8,657 6,402 General and administrative 2,453 2,390 Depreciation 9,240 7,772 Less: Gain on sale of real estate (51,981) - Gain on insurance proceeds (3,227) Add: Loss on extinguishment of debt 593 - Equity in loss of unconsolidated joint ventures 63 - Provision for taxes (253) 1,108 Add: Net income attributable to non-controlling interests 24,686 (469) Net Operating Income $ 15,278 $ 12,793 Six Months ended March 31, 2018 2017 (Unaudited) (Unaudited) GAAP Net income attributable to common stockholders$ 31,573 $ 11,541 Less: Other Income (362) (792) Add: Interest expense 16,637 13,089 General and administrative 4,756 4,987 Depreciation 17,888 14,069 Less: Gain on sale of real estate (64,500) (35,838) Gain on insurance proceeds (3,227) - Add: Loss on extinguishment of debt 850 799 Equity in loss of unconsolidated joint ventures 88 - Provision for taxes (147) 1,458 Add: Net income attributable to non-controlling interests 26,537 16,063 Net Operating Income $ 30,093 $ 25,376 12

NON -GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Stabilized Properties For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development, and for the three and six months ended March 31, 2018, also excludes a Katy, Texas property that was damaged by Hurricane Harvey. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared. 13

Portfolio Table

As of 5/8/2018

Property	City	State	Year Built	Property Age	No. of Units	Q2 2018 Avg. Occupancy	Q2 2018 Avg Rent per Occ. Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	9	208	95%	$ 1,115	100%
Avondale Station	Decatur	GA	1950	69	212	95%	1,034	100%
Stonecrossing	Houston	TX	1978	41	240	96%	868	91%
Pathway	Houston	TX	1979	40	144	94%	895	91%
Brixworth at Bridgestreet	Huntsville	AL	1985	34	208	95%	720	80%
Newbridge Commons	Columbus	OH	1999	20	264	96%	832	100%
Waterside at Castleton	Indianapolis	IN	1983	36	400	94%	663	80%
Crossings of Bellevue	Nashville	TN	1985	34	300	99%	1,121	80%
Kendall Manor	Houston	TX	1981	38	272	96%	815	80%
Avalon	Pensacola	FL	2008	11	276	87%	978	100%
Parkway Grande	San Marcos	TX	2014	5	192	93%	1,066	80%
Cedar Lakes	Lake St. Louis	MO	1985	34	420	95%	770	80%
Factory at Garco	North Charleston	SC	2017	2	271	85%	1,180	65%
Woodland Trails	LaGrange	GA	2010	9	236	98%	910	100%
Retreat at Cinco Ranch	Katy	TX	2008	11	268	62%	1,606	75%
Grove at River Place	Macon	GA	1988	31	240	92%	702	80%
Civic Center 1	Southaven	MS	2002	17	392	96%	850	60%
Verandas at Shavano Park	San Antonio	TX	2014	5	288	97%	1,003	65%
Chatham Court and Reflections	Dallas	TX	1986	33	494	93%	911	50%
Waters Edge at Harbison	Columbia	SC	1996	23	204	88%	813	80%
Pointe at Lenox Park	Atlanta	GA	1989	30	271	89%	1,206	74%
Civic Center 2	Southaven	MS	2005	14	384	96%	893	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	4	288	93%	986	72%
Kilburn Crossing	Fredericksburg	VA	2005	14	220	96%	1,307	80%
OPOP Towers	St. Louis	MO	2014	5	128	83%	1,617	76%
OPOP Lofts	St. Louis	MO	2014	5	53	85%	1,515	76%
Vanguard Heights	Creve Coeur	MO	2016	3	174	86%	1,525	78%
Mercer Crossing	Dallas	TX	2014/2016	5	509	85%	1,277	50%
Jackson Square	Tallahassee	FL	1996	23	242	91%	1,006	80%
Magnolia Pointe	Madison	AL	1991	28	204	95%	790	80%
Woodland Apartments	Boerne	TX	2007	12	120	91%	847	80%
The Avenue	Ocoee	FL	1998	21	522	96%	1,588	50%
Parc at 980	Lawrenceville	GA	1997	22	586	92%	742	50%
Anatole Apartments	Daytona	FL	1986	33	208	N/A	N/A	80%
Total/Weighted Average				21.7	9,438			
Development Projects								
Bell's Bluff	Nashville	TN	N/A	N/A	402	N/A	N/A	58%
Total (Including Development Projects)					9,840			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Units	% Ownership
Canalside Sola (1)	Columbia	SC	N/A	N/A	338	46%
Canalside Lofts	Columbia	SC	2008/2013	11	374	32%
Gateway Oaks	Forney	TX	2016	3	313	50%
Total					1,025	

(1) Development project

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